Debt	12 Months Ended
Sep. 28, 2012
Debt
5.	Debt

Debt as of September 28, 2012 and September 30, 2011 is as follows ($ in millions):

	September 28, 2012	September 30, 2011
Current maturities of long-term debt:
Capital lease obligations	$2	$1

Current maturities of long-term debt	2	1

Long-term debt:
2.250% notes due July 2017(1)	749	—
3.500% notes due July 2022(1)	998	—
4.875% notes due July 2042(1)	742	—
Allocated debt	—	1,482
Capital lease obligations	36	24

Total long-term debt	2,525	1,506

Total debt	$2,527	$1,507

(1)	Net of discount of $0.7 million on notes due July 2017, $2.3 million on notes due July 2022 and $8.0 million on notes due July 2042.

Prior to the issuance of its indenture in July 2012, the Company’s working capital requirements and capital for general corporate purposes, including acquisitions and capital expenditures, were satisfied as part of Tyco’s company-wide cash management practices. Accordingly, Tyco’s consolidated debt and related interest expense, exclusive of amounts incurred directly by the Company, were allocated to the Company for periods prior to July 5, 2012. The amounts allocated were based on an assessment of the Company’s share of Tyco’s external debt using historical data.

On June 22, 2012, the Company entered into an unsecured senior revolving credit facility with an aggregate commitment of $750 million, which is available to be used for working capital, capital expenditures and other corporate purposes. The interest rate for borrowings under the revolving credit facility is based on the London Interbank Offered Rate (“LIBOR”) or an alternative base rate, plus a spread, based upon the Company’s credit rating. To date, no amounts have been drawn under the revolving credit facility.

Additionally, on June 22, 2012, the Company entered into a 364-day bridge facility that provided for aggregate lending commitments in the amount of $2.25 billion. This facility was subsequently terminated on July 5, 2012 in connection with the $2.5 billion debt issuance discussed below.

On July 5, 2012, the Company issued $2.5 billion aggregate principal amount of unsecured notes, of which $750 million aggregate principal amount of 2.250% notes will mature on July 15, 2017, $1.0 billion aggregate principal amount of 3.500% notes will mature on July 15, 2022, and $750 million aggregate principal amount of 4.875% notes will mature on July 15, 2042. Cash proceeds from the issuance of this term indebtedness, net of debt issuance costs, totaled approximately $2.47 billion and were used primarily to repay intercompany debt and to make other cash payments to Tyco in conjunction with the Separation. Interest is payable on January 15 and July 15 of each year, commencing on January 15, 2013. The Company may redeem each series of the notes, in whole or in part, at any time at a redemption price equal to the principal amount of the notes to be redeemed, plus a make-whole premium.

In connection with the issuance of the unsecured notes, the Company entered into an Exchange and Registration Rights Agreement (the “Registration Rights Agreement”) with the initial purchasers of the notes, dated July 5, 2012. Under the Registration Rights Agreement, the Company has agreed to (i) file with the Securities and Exchange Commission a registration statement with respect to an exchange offer registered under the Securities Act to exchange the notes of each series for an issue of another series of notes (the “Exchange Notes”) that are identical in all material respects to the applicable series of notes (except that the Exchange Notes will not contain transfer restrictions or any increase in annual interest rate) and (ii) to use commercially reasonable efforts to cause the exchange offer registration statement to be declared effective under the Securities Act within 365 days of July 5, 2012.

On September 12, 2012 the Company established a $750 million commercial paper program, supported by its revolving credit facility of the same amount. As of September 28, 2012, the Company had no commercial paper outstanding.

The fair value of the Company’s unsecured notes was determined using prices for similar securities obtained from multiple external pricing services, which is considered a Level 2 input. The fair value of the Company’s unsecured notes as of September 28, 2012 is as follows ($ in millions):

2.250% notes due July 2017	$766
3.500% notes due July 2022	1,038
4.875% notes due July 2042	798

Total	$2,602

The fair value of the Company’s allocated debt, which was allocated in the same proportions as Tyco’s external debt, was $1,717 million as of September 30, 2011.

Interest expense totaled $93 million, $90 million and $107 million for the years ended September 28, 2012, September 30, 2011 and September 24, 2010, respectively. Interest expense for the first nine months of fiscal year 2012, fiscal year 2011 and fiscal year 2010 includes allocated interest expense of $64 million, $87 million and $102 million, respectively. Interest expense for these periods was allocated in the same proportions as debt and included the impact of Tyco’s interest rate swap agreements designated as fair value hedges. The remaining amount of interest expense for fiscal year 2012 primarily represents interest incurred on the Company’s unsecured notes. Cash paid for interest for fiscal years 2012, 2011 and 2010, which is presented in the Consolidated and Combined Statements of Cash Flows, was allocated in the same proportions as Tyco’s external debt.

The Company’s revolving credit facility contains customary covenants, including a limit on the ratio of debt to earnings before interest, taxes, depreciation, and amortization (“EBITDA”), a minimum required ratio of EBITDA to interest expense and limits on incurrence of liens and subsidiary debt. In addition, the indenture governing the Company’s senior unsecured notes contains customary covenants including limits on liens and sale/lease-back transactions. Furthermore, acceleration of any obligation under any of the Company’s material debt instruments will permit the holders of its other material debt to accelerate their obligations. As of September 28, 2012, the Company was in compliance with all financial covenants on its revolving credit facility.

Aggregate annual maturities of long-term debt and capital lease obligations are as follows ($ in millions):

Fiscal 2013	$6
Fiscal 2014	6
Fiscal 2015	6
Fiscal 2016	6
Fiscal 2017	756
Thereafter	1,777

Total	2,557
Less amount representing discount on notes	11
Less amount representing interest on capital leases	19

Total	2,527
Less current maturities of long-term debt	2

Total long-term debt	$2,525